                                                                   EXHIBIT H.(1)

                       CONSOLIDATED NATURAL GAS COMPANY
                  RELATIONSHIP OF EXEMPT WHOLESALE GENERATOR
                          TO OTHER SYSTEM COMPANIES


                       CONSOLIDATED NATURAL GAS COMPANY
                                     |
                                     |
                                     |
                 ----------------------------------------
  (Wholly owned  |                                      |     (Wholly owned
    subsidiary)  |                                      |       subsidiary)
                 |                                      |
         CNG POWER SERVICES                     CNG ENERGY SERVICES
            CORPORATION                             CORPORATION   (Fuel Manager)
                 |                                      |
  (Wholly owned  |                                      |     (Wholly owned
    subsidiary)  |                                      |       subsidiary)
                 |                                      |
         CNG LAKEWOOD, INC.                     CNG POWER COMPANY
                 \                                      /
                  \                                    /
                   \                                  /
                    \                                /
                     \                              /
                      \                            /
                       \                          /
      (1% General       \                        /       (34% Limited
      Partnership        \                      /         Partnership
       Interest)          \                    /           Interest)
                           \                  /
                            \                /
                             \              /
                              \            /
                               \          /
                                \        /
                                 \      /
                                  \    /
                                   \  /
                        LAKEWOOD COGENERATION, L.P.